EXHIBIT 99.2

90-92 Main Street, P.O. Box 58
Wellsboro, PA   16901
Phone: (570) 724-3411     Fax: (570) 723-8097
E-Mail: cnemail@cnbankpa.com     Web Page: http://www.cnbankpa.com
Stock Symbol: CZNC
Chartered 1864
FEDERAL DEPOSIT INSURANCE CORP

September 30, 2011	QUARTERLY REPORT

Dear Shareholder:

I am pleased to report net income of $6.0 million for the third quarter of 2011 which is a $1.9 million increase over the third quarter of 2010, or an increase of 46.34%.  2011 year-to-date earnings of $17.2 million are an increase of $4.5 million over the first nine months of 2010, or an increase of 35.43%.  Our return on average assets (ROA) of 1.75% and return on average equity (ROE) of 15.37% for the first nine months of 2011 makes Citizens & Northern Corporation one of the top performers in its peer group.

We continue to improve our net interest margin and efficiency ratio, but another major driver of our strong earnings performance has been minimal credit losses as evidenced by a $.2 million credit provision for allowance for loan losses during the first nine months of 2011.  Despite a weak economy our non-performing assets to total assets ratio remains remarkably low at .80%.

During the third quarter we sold our banking facility located at 130 Court Street, Williamsport, PA resulting in a gain of $.3 million.  We have entered into a leasing arrangement allowing us to utilize a portion of the facility as we continue to provide retail, trust and commercial banking services at the location.  The sale of the building will result in significant operating cost savings in the future.  Also during the quarter our Athens, PA banking facility was severely damaged by the flood which struck the area on September 8, 2011. Thankfully, with insurance coverage, we expect any impairment loss on the property to be minimal.  The facility remains closed but we are servicing our customers at our Sayre, PA office which is located 1.6 miles from the Athens office.

While we continue to face economic and regulatory headwinds, management and the Board of Directors is committed to work diligently to enhance shareholder value.

Charles H. Updegraff, Jr.
Chairman, President, & CEO

CITIZENS & NORTHERN CORPORATION
BOARD OF DIRECTORS

Charles H. Updegraff, Jr. - Chairman
Dennis F. Beardslee	Raymond R. Mattie
Jan E. Fisher	Edward H. Owlett, III
R. Bruce Haner	Leonard Simpson
Susan E. Hartley	James E. Towner
Leo F. Lambert	Ann M. Tyler
Edward L. Learn

DIRECTOR EMERITUS
R. Robert DeCamp

CITIZENS & NORTHERN BANK
1-877-838-2517
OFFICES
428 S. Main Street, ATHENS, PA 18810
3 Main Street, CANISTEO, NY 14823
10 N Main Street, COUDERSPORT, PA 16915
111 Main Street, DUSHORE, PA 18614
563 Main Street, EAST SMITHFIELD, PA 18817
104 Main Street, ELKLAND, PA  16920
135 East Fourth Street, EMPORIUM, PA 15834
6250 County Route 64, HORNELL, NY 14843
230-232 Railroad Street, JERSEY SHORE, PA 17740
102 E. Main Street, KNOXVILLE, PA 16928
514 Main Street, LAPORTE, PA 18626
4534 Williamson Trail LIBERTY, PA 16930
1085 S. Main Street, MANSFIELD, PA 16933
612 James Monroe Avenue, MONROETON, PA 18832
3461 Rte.405 Highway, MUNCY, PA 17756
100 Maple Street, PORT ALLEGANY, PA 16743
24 Thompson Street, RALSTON, PA 17763
1827 Elmira Street, SAYRE, PA 18840
2 E. Mountain Ave., SO. WILLIAMSPORT, PA  17702
41 Main Street, TIOGA, PA 16946
428 Main Street, TOWANDA, PA18848
Court House Square, TROY, PA 16947
90-92 Main Street, WELLSBORO, PA 16901
130 Court Street, WILLIAMSPORT, PA 17701
1510 Dewey Ave., WILLIAMSPORT, PA 17702
Route 6, WYSOX, PA 18854

TRUST & FINANCIAL MANAGEMENT GROUP
3 Main Street, Canisteo, NY 14823	607-698-4295
10 N Main Street, Coudersport, PA 16915	800-921-9150
1827 Elmira Street, Sayre, PA 18840	888-760-8192
428 Main Street, Towanda, PA 18848	888-987-8784
90-92 Main Street, Wellsboro, PA 16901	888-487-8784
130 Court Street, Williamsport, PA 17701	866-732-7213

ACCOUNT SERVICES - 90-92 Main St., Wellsboro, PA 16901
BANKCARD SERVICES - 90-92 Main St., Wellsboro PA 16901	800-577-8001
ELECTRONIC BANKING – 10 Nichols St., Wellsboro, PA 16901	877-838-2517
www.cnbankpa.com

C&N FINANCIAL SERVICES CORPORATION – 90-92 Main Street, Wellsboro, PA	866-ASK-CNFS
www.cnfinancialservices.com

CONDENSED, CONSOLIDATED EARNINGS INFORMATION
(In Thousands, Except Per Share Data)   (Unaudited)

	3RD	2ND	3RD	9 MONTHS ENDED
	QUARTER	QUARTER	QUARTER	SEPTEMBER 30,
	2011	2011	2010	2011	2010
	(Current)	(Prior Qtr)	(Prior Yr)	(Current)	(Prior Yr)
Interest and Dividend Income	$15,317	$15,443	$15,495	$46,058	$46,614
Interest Expense	3,108	3,628	4,639	10,752	14,935
Net Interest Income	12,209	11,815	10,856	35,306	31,679
(Credit) Provision for Loan Losses	(37)	31	189	(198)	472
Net Interest Income After (Credit) Provision for Loan Losses	12,246	11,784	10,667	35,504	31,207
Other Income	3,999	3,673	3,562	10,227	10,370
Net Gains on Available-for-sale Securities	26	163	388	2,028	765
Noninterest Expenses	8,052	7,794	8,082	24,109	23,782
Income Before Income Tax Provision	8,219	7,826	6,535	23,650	18,560
Income Tax Provision	2,230	2,129	1,671	6,423	4,389
Net Income	5,989	5,697	4,864	17,227	14,171
U.S. Treasury Preferred Dividends	-	-	729	-	1,474

Net Income Available to Common Shareholders	$5,989	$5,697	$4,135	$17,227	$12,697

PER COMMON SHARE DATA:
Net Income – Basic	$0.49	$0.47	$0.34	$1.42	$1.05
Net Income – Diluted	$0.49	$0.47	$0.34	$1.42	$1.05
Dividend Per Share	$0.15	$0.14	$0.10	$0.42	$0.27
Number Shares Used in Computation - Basic	12,150,910	12,177,110	12,136,516	12,167,563	12,125,142
Number Shares Used in Computation - Diluted	12,153,861	12,180,199	12,136,516	12,170,611	12,125,142

CONDENSED, CONSOLIDATED BALANCE SHEET DATA
(In Thousands, Except Per Share Data)    (Unaudited)

	SEPT. 30,	JUNE 30,	SEPT. 30,
	2011	2011	2010
ASSETS
Cash & Due from Banks	$55,754	$49,392	$53,225
Available-for-sale Securities	472,113	464,214	433,392
Loans Held for Sale	1,218	167	561
Loans, Net	697,702	705,667	717,526
Intangible Assets	12,182	12,211	12,312
Other Assets	73,085	77,999	91,092
TOTAL ASSETS	$1,312,054	$1,309,650	$1,308,108

LIABILITIES
Deposits	$995,730	$995,361	$983,516
Repo Sweep Accounts	19,234	20,343	18,402
Total Deposits and Repo Sweeps	1,014,964	1,015,704	1,001,918
Borrowed Funds	128,024	133,182	158,654
Other Liabilities	7,856	7,071	6,454
TOTAL LIABILITIES	1,150,844	1,155,957	1,167,026

SHAREHOLDERS' EQUITY
Preferred Stock	-	-	-
Common Shareholders' Equity, Excluding Accumulated
Other Comprehensive Income (Loss)	152,726	148,707	136,920
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains/Losses on
Available-for-sale Securities	8,787	5,299	4,393
Defined Benefit Plans	(303)	(313)	(231)
TOTAL SHAREHOLDERS' EQUITY	161,210	153,693	141,082
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,312,054	$1,309,650	$1,308,108

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)       (Unaudited)

	9 MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2011	2010	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$17,227	$14,171	21.57%
Return on Average Assets	1.75%	1.42%	23.24%
Return on Average Equity	15.37%	12.35%	24.45%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,312,054	$1,308,108	0.30%
Available-for-Sale Securities	472,113	433,392	8.93%
Loans (Net)	697,702	717,526	-2.76%
Allowance for Loan Losses	8,177	8,602	-4.94%
Deposits and Repo Sweep Accounts	1,014,964	1,001,918	1.30%

Trust Assets Under Management	593,034	591,267	0.30%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$1.42	$1.05	35.24%
Net Income - Diluted	$1.42	$1.05	35.24%
Dividends	$0.42	$0.27	55.56%
Common Book Value	$13.28	$11.62	14.29%
Tangible Common Book Value	$12.28	$10.60	15.85%
Market Value (Last Trade)	$14.86	$13.00	14.31%
Market Value / Common Book Value	111.90%	111.88%	0.02%
Market Value / Tangible Common Book Value	121.01%	122.64%	-1.33%
Price Earnings Multiple	7.85	9.29	-15.50%
Dividend Yield	3.77%	2.77%	36.10%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	11.46%	9.94%	15.29%
Nonperforming Assets / Total Assets	0.80%	0.82%	-2.44%
Allowance for Loan Losses / Total Loans	1.16%	1.18%	-1.69%
Total Risk Based Capital Ratio (a)	20.13%	16.77%	20.04%
Tier 1 Risk Based Capital Ratio (a)	18.90%	15.55%	21.54%
Leverage Ratio (a)	10.50%	8.90%	17.98%

AVERAGE BALANCES
Average Assets	$1,312,736	$1,330,449	-1.33%
Average Equity	149,397	153,055	-2.39%

(a) Capital ratios are estimated.